UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2021

IHS MARKIT LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-36495	98-1166311
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4th Floor, Ropemaker Place

25 Ropemaker Street

London, England

EC2Y 9LY

(Address of principal executive offices and zip code)

+44 20 7260 2000

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, $0.01 par value per share	INFO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On March 11, 2021, IHS Markit Ltd. (the “Company” or “IHS Markit”) held a Special General Meeting of Shareholders (the “Special Meeting”) virtually via the Internet.

At that meeting, IHS Markit shareholders considered and acted upon two proposals pursuant to the Notice of Special General Meeting of Shareholders and as described in more detail in the Company’s definitive proxy statement for the Special Meeting dated January 22, 2021 (the “Proxy Statement”).

Of the 421,811,392 IHS Markit common shares issued and outstanding as of January 19, 2021, the record date, 357,977,014 IHS Markit common shares (including 25,219,470 IHS Markit common shares held by Markit Group Holdings Limited Employee Benefit Trust (the “EBT”)) were represented at the Special Meeting either virtually via the internet or by proxy, thereby constituting quorum. As disclosed in the Proxy Statement, the EBT voted the IHS Markit common shares held by the EBT on each proposal at the Special Meeting in accordance with the percentages voted by other holders of IHS Markit common shares on such proposal.

Proposal 1: Approval and Adoption of the Merger Agreement, the Statutory Merger Agreement and the Transactions Contemplated Thereby

By the final vote described below, IHS Markit shareholders approved and adopted the Agreement and Plan of Merger, dated as of November 29, 2020, as amended by Amendment No. 1, dated as of January 20, 2021, and as it may be further amended from time to time, by and among S&P Global Inc., a New York corporation, Sapphire Subsidiary, Ltd., a Bermuda exempted company limited by shares, and the Company, the statutory merger agreement among the same and the transactions contemplated thereby.

For	Against	Abstain	Broker Non-Votes
353,690,057	3,759,524	527,433	N/A

Proposal 2: IHS Markit Merger-Related Compensation

By the final vote described below, the shareholders did not approve on an advisory (non-binding) basis certain compensation arrangements that may be paid or become payable to the Company’s named executive officers in connection with the merger.

For	Against	Abstain	Broker Non-Votes
101,222,323	255,713,588	1,041,103	N/A

Item 8.01	Other Events.

On March 11, 2021, the Company issued a press release announcing the voting results of the Special Meeting, which press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release, dated March 11, 2021

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IHS MARKIT LTD.

Date: March 11, 2020	By:	/s/ Sari Granat
Sari Granat
Executive Vice President, Chief Administrative Officer, and General Counsel